Exhibit 10.22

JOINDER

TSG Holdings Corp.

Joinder

To the Securities Holders Agreement

and

Registration Rights Agreement

TSG Holdings Corp.
11311 McCormick Road
Suite 260
Hunt Valley, MD  21031-1437

Gentlemen and Ladies:

In connection with the undersigned’s receipt from the estate of David T. Merchant of 53.191 shares of Common Stock and 4.46809 shares of Series A 10% Cumulative Compounding Preferred Stock of TSG Holdings Corp., a Delaware corporation (the “Company”), which are represented by Certificate No. C30 and Certificate No. AP30, respectively (together the “Shares”), the undersigned hereby represents and warrants to, and agrees and covenants with, you as follows:

1.             By this instrument the undersigned shall be bound by the terms and conditions of the Securities Holders Agreement, dated as August 21, 2003 (the “Securities Holders Agreement”), by and among the Company, Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership (“BRS”), ING Furman Selz Investors III L.P., a Delaware limited partnership (“ING Furman Selz”), ING Barings Global Leveraged Equity Plan Ltd., a Bermuda corporation (“ING Barings Global”), ING Barings U.S. Leveraged Equity Plan LLC, a Delaware limited liability company (“ING Barings U.S.) and the other signatories thereto. The undersigned hereby agrees that it shall be a “Permitted Transferee” under the terms of the Securities Holders Agreement, and shall take the Shares subject to and be fully bound by the terms of the Securities Holders Agreement with the same effect as if it were a “Management Investor” as such term is defined therein. The undersigned further agrees that the Shares shall continue to be considered “Management Securities” for purposes of the Securities Holders Agreement, and William P. Walters shall be considered the Management Investor with respect to such Management Securities.

2.             By this instrument the undersigned also shall be bound by the terms and conditions of the Registration Rights Agreement, dated as of August 21, 2003 by and among the Company, BRS, ING Furman Selz, ING Barings Global, ING Barings U.S., and the other signatories thereto (the “Registration Rights Agreement,” and together with the Securities Holders Agreement, the “Agreements”). The undersigned hereby agrees that it shall take the

Shares subject to and be fully bound by the terms of the Registration Rights Agreement with the same effect as if it were a “Management Investor” as such term is defined therein. The undersigned further agrees that the Shares shall by deemed to be “Registrable Securities” for purposes of the Registration Rights Agreement, and the undersigned shall be deemed to be a holder of “Registrable Securities” for purposes thereof.

3.             The undersigned has read and understands each of the provisions of each of the Agreements.

4.             The undersigned has full legal right, power and authority to enter into this Joinder and to perform its obligations hereunder without the need for the consent of any other person.

5.             This Joinder has been duly authorized, executed and delivered and constitutes the valid and binding obligation enforceable against the undersigned in accordance with the terms hereof.

6.             The Shares are being acquired by the undersigned solely for its own account for investment and not with a view to any further distribution thereof that would violate the Securities Act of 1933, as amended (the “Securities Act”) or the applicable securities laws of any state. The undersigned will not distribute the Shares in violation of the Securities Act or the applicable securities laws of any state.

7.             The undersigned understands that the Shares have not been registered under the Securities Act or registered for resale under the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is or becomes available.

8.             The undersigned agrees that the certificates representing the Shares shall bear the following legends or similar legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, AS AMENDED FROM TIME TO TIME (THE “SECURITIES HOLDERS AGREEMENT”), A COPY OF WHICH AGREEMENT IS ON FILE AT

THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE OR OTHERWISE DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

9.             In addition to the legends required by Section 8 above, the following legend shall appear on certificates representing Management Securities (as defined in the Securities Holders Agreement), provided, that the Company’s failure to cause certificates representing Management Securities to bear such legend shall not affect the Company’s Purchase Option described in Section 4.3 therein:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO “MANAGEMENT SECURITIES” AS DESCRIBED IN THE SECURITIES HOLDERS AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

10.           The undersigned agrees that a notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Shares required under or pursuant to the Agreements.

11.           The undersigned has executed this Joinder and declare that the information contained herein is current, complete and accurate and may be relied upon by the Company.

Very truly yours,

/s/ William P. Walters
William P. Walters

Dated: August 3, 2004

Agreed and Accepted:

TSG HOLDINGS CORP.

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Chief Financial Officer